Commentary on Fiscal 2016 Second Quarter Financial Results
Global Payments delivered high-single digit normalized organic adjusted net revenue growth (on a constant currency basis), cash operating margin expansion (on a constant currency basis) and mid-teens cash earnings per share growth, despite significant negative impacts of foreign currency translation. Each of these accomplishments exceeded the company’s budget expectations and its stated cycle guidance.
On December 15, 2015, the company provided the following fiscal 2016 second quarter financial results:

•	Adjusted net revenue grew 5% to $518 million, compared to $494 million in the second quarter of fiscal 2015, or 12% on a constant currency basis.

•	Cash earnings per share grew 15% to $0.76, compared to $0.66 in the second quarter of fiscal 2015, or 29% on a constant currency basis.

•	Cash operating margins were 29.6%, expanding 60 basis points on a constant currency basis year over year.

•	GAAP revenues grew 4% to $722 million, compared to $697 million in the second quarter of fiscal 2015, and GAAP earnings per share were $0.60, compared to $0.55 in the prior year.

Additional highlights for the quarter include:
North America

•	North America Segment adjusted net revenue growth was 7% with cash operating income growth of 9%, including the effects of unfavorable currency trends in Canada.

•
Performance was driven by adjusted net revenue growth of 13% in the United States, reflecting high-single digit normalized organic growth from direct channels (including OpenEdge, which grew in the high-teens).

•
Local currency growth in Canada was in line with the company’s expectations for the quarter, but was more than offset by the weak Canadian dollar which unfavorably impacted North America adjusted net revenue growth by 400 basis points.

•	Cash operating margins for North America expanded 50 basis points, or 150 basis points on a constant currency basis.

Europe

•	Europe Segment adjusted net revenue growth was flat in U.S. dollars for the quarter on a year-over-year basis, but increased 12% on a constant currency basis.

•	Europe constant currency adjusted net revenue growth was driven by double-digit volume and transaction growth in Spain and mid-teens organic growth in the United Kingdom.

•
Cash operating income grew 5% on a constant currency basis and cash operating margins declined for the quarter in line with the company’s expectations, largely due to the annualization of market-based pricing impacts in Spain.

Asia-Pacific

•	Asia-Pacific Segment adjusted net revenue grew 9% for the quarter, or 19% on a constant currency basis.

•	Normalized organic adjusted net revenue growth for Asia-Pacific was mid-single digits on a constant currency basis.

•	Ezidebit, which annualized in the first half of the fiscal second quarter, produced over 20% organic revenue growth in local currency.

•	Cash operating margins in Asia expanded 30 basis points, or 50 basis points on a constant currency basis.

Other Items

•
The company generated free cash flow of approximately $115.5 million in the second quarter, which it defines as cash provided by operating activities[1], excluding the impact of changes in settlement assets and obligations, less capital expenditures and distributions to noncontrolling interests.

•
During the second quarter, after accounting for the two-for-one stock split in the form of a stock dividend paid during the quarter, the company repurchased approximately 626,000 shares at an average price of $59.87 per share for a total of $37.5 million.

•	Capital expenditures totaled $19.4 million for the quarter.

1 Net cash used in operating activities, calculated in accordance with GAAP, was $59 million for the second quarter.
Non-GAAP Financial Measures
We supplement revenues, income, earnings per share information and cash flows determined in accordance with U.S. GAAP by providing income and related earnings per share on a “cash earnings” basis, Adjusted Net Revenue and Free Cash Flow in this document to assist with evaluating our performance. In addition to GAAP measures, management uses these non-GAAP measures to focus on the factors the company believes are pertinent to the daily management of our operations. Reconciliations of the non-GAAP measures to the most directly comparable GAAP measure are included in the attached schedules.

SCHEDULE 1
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2015	2014	% Change	2015	2014	% Change

Revenues	$722,350	$697,291	3.6%	$1,471,146	$1,402,186	4.9%

Operating expenses:
Cost of service	270,565	257,796	5.0%	543,231	517,635	4.9%
Selling, general and administrative	328,620	315,511	4.2%	666,978	636,169	4.8%
	599,185	573,307	4.5%	1,210,209	1,153,804	4.9%

Operating income	123,165	123,984	(0.7)%	260,937	248,382	5.1%

Interest and other income	1,292	1,282	0.8%	2,434	2,474	(1.6)%
Interest and other expense	(14,126)	(10,350)	36.5%	(27,369)	(21,360)	28.1%
	(12,834)	(9,068)	41.5%	(24,935)	(18,886)	32.0%

Income before income taxes	110,331	114,916	(4.0)%	236,002	229,496	2.8%
Provision for income taxes	(27,253)	(29,660)	(8.1)%	(59,876)	(59,806)	0.1%
Net income	83,078	85,256	(2.6)%	176,126	169,690	3.8%
Less: Net income attributable to noncontrolling interests, net of income tax	(4,307)	(10,475)	(58.9)%	(10,708)	(19,543)	(45.2)%
Net income attributable to Global Payments	$78,771	$74,781	5.3%	$165,418	$150,147	10.2%

Earnings per share attributable to Global Payments(1):
Basic	$0.61	$0.55	10.9%	$1.27	$1.11	14.4%
Diluted	$0.60	$0.55	9.1%	$1.27	$1.10	15.5%

Weighted-average shares outstanding(1):
Basic	129,505	134,754		129,919	135,528
Diluted	130,353	135,474		130,752	136,358

(1) Earnings per share data and weighted-average shares outstanding for prior periods reflect a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

SCHEDULE 2
UNAUDITED CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2015	2014	% Change	2015	2014	% Change

Adjusted net revenue	$518,302	$493,665	5.0%	$1,055,255	$988,877	6.7%

Operating expenses:
Cost of service	230,284	219,124	5.1%	462,202	440,157	5.0%
Selling, general and administrative	134,810	127,215	6.0%	276,277	258,017	7.1%
	365,094	346,339	5.4%	738,479	698,174	5.8%

Operating income	153,208	147,326	4.0%	316,776	290,703	9.0%

Interest and other income	1,292	1,282	0.8%	2,434	2,474	(1.6)%
Interest and other expense	(14,126)	(10,350)	36.5%	(27,369)	(21,360)	28.1%
	(12,834)	(9,068)	41.5%	(24,935)	(18,886)	32.0%

Income before income taxes	140,374	138,258	1.5%	291,841	271,817	7.4%
Provision for income taxes	(35,637)	(37,348)	(4.6)%	(76,796)	(70,950)	8.2%
Net income	104,737	100,910	3.8%	215,045	200,867	7.1%
Less: Net income attributable to noncontrolling interests, net of income tax	(5,236)	(11,648)	(55.0)%	(12,515)	(21,951)	(43.0)%
Net income attributable to Global Payments	$99,501	$89,262	11.5%	$202,530	$178,916	13.2%

Earnings per share attributable to Global Payments(1):
Basic	$0.77	$0.66	16.7%	$1.56	$1.32	18.2%
Diluted	$0.76	$0.66	15.2%	$1.55	$1.31	18.3%

Weighted-average shares outstanding(1):
Basic	129,505	134,754		129,919	135,528
Diluted	130,353	135,474		130,752	136,358

(1) Earnings per share data and weighted-average shares outstanding for prior periods reflect a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

See Schedules 7 and 8 for a reconciliation of adjusted net revenue and cash earnings to the most comparable GAAP measures.

See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

SCHEDULE 3
UNAUDITED SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(Dollars in thousands)

	Three Months Ended November 30,
	2015		2014		% Change
	GAAP	Adjusted Net Revenue and Cash Earnings	GAAP	Adjusted Net Revenue and Cash Earnings	GAAP	Adjusted Net Revenue and Cash Earnings

Revenues:
North America	$511,335	$325,889	$488,776	$305,559	4.6%	6.7%
Europe	158,016	139,414	159,974	139,565	(1.2)%	(0.1)%
Asia-Pacific	52,999	52,999	48,541	48,541	9.2%	9.2%
Total revenues	$722,350	$518,302	$697,291	$493,665	3.6%	5.0%

Operating income:
North America	$79,121	$100,040	$74,246	$85,419	6.6%	17.1%
Europe	62,012	68,188	64,563	70,395	(4.0)%	(3.1)%
Asia-Pacific	11,857	14,515	11,880	13,138	(0.2)%	10.5%
Corporate	(29,825)	(29,535)	(26,705)	(21,626)	11.7%	36.6%
Operating income	$123,165	$153,208	$123,984	$147,326	(0.7)%	4.0%

	Six Months Ended November 30,
	2015		2014		% Change
	GAAP	Adjusted Net Revenue and Cash Earnings	GAAP	Adjusted Net Revenue and Cash Earnings	GAAP	Adjusted Net Revenue and Cash Earnings

Revenues:
North America	$1,042,192	$666,320	$992,782	$620,834	5.0%	7.3%
Europe	326,373	286,355	322,762	281,401	1.1%	1.8%
Asia-Pacific	102,581	102,581	86,642	86,642	18.4%	18.4%
Total revenues	$1,471,146	$1,055,256	$1,402,186	$988,877	5.0%	7.0%

Operating income:
North America	$162,635	$203,473	$152,183	$174,734	6.9%	16.4%
Europe	134,745	145,219	131,608	140,705	2.4%	3.2%
Asia-Pacific	24,089	28,325	18,437	19,965	30.7%	41.9%
Corporate	(60,532)	(60,242)	(53,846)	(44,701)	12.4%	34.8%
Operating income	$260,937	$316,775	$248,382	$290,703	5.0%	9.0%

See Schedule 9 for a reconciliation of adjusted net revenue and cash earnings segment information to the most comparable GAAP measures.

See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

SCHEDULE 4
UNAUDITED CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	November 30, 2015	May 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$988,457	$650,739
Accounts receivable, net of allowances for doubtful accounts of $437 and $468, respectively	202,931	202,390
Claims receivable, net of allowances for doubtful accounts of $9,091 and $2,684, respectively	7,812	548
Settlement processing assets	1,403,914	2,394,822
Prepaid expenses and other current assets	52,707	41,416
Total current assets	2,655,821	3,289,915
Goodwill	1,577,455	1,491,833
Other intangible assets, net	665,667	560,136
Property and equipment, net	367,541	374,143
Deferred income taxes	26,252	30,428
Other	35,365	32,846
Total assets	$5,328,101	$5,779,301

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$685,178	$592,629
Current portion of long-term debt	—	61,784
Accounts payable and accrued liabilities	309,117	312,647
Settlement processing obligations	1,256,458	2,033,900
Income taxes payable	16,892	14,228
Total current liabilities	2,267,645	3,015,188
Long-term debt	1,915,803	1,678,283
Deferred income taxes	202,630	202,855
Other noncurrent liabilities	15,924	19,422
Total liabilities	4,402,002	4,915,748
Commitments and contingencies
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 129,362,187 issued and outstanding at November 30, 2015 and 130,557,676 issued and outstanding at May 31, 2015	—	—
Paid-in capital	132,401	148,742
Retained earnings	917,989	795,226
Accumulated other comprehensive loss	(245,234)	(185,992)
Total Global Payments shareholders’ equity	805,156	757,976
Noncontrolling interests	120,943	105,577
Total equity	926,099	863,553
Total liabilities and equity	$5,328,101	$5,779,301

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Six Months Ended November 30,
	2015	2014
Cash flows from operating activities:
Net income	$176,126	$169,690
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	35,697	33,055
Amortization of acquired intangibles	41,809	36,117
Share-based compensation expense	13,472	9,145
Provision for operating losses and bad debts	11,257	7,432
Deferred income taxes	2,900	(982)
Other, net	2,198	(387)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(4,271)	17,521
Claims receivable	(18,723)	(4,881)
Settlement processing assets and obligations, net	208,446	(13,778)
Prepaid expenses and other assets	(14,097)	3,903
Accounts payable and other liabilities	(3,329)	(31,503)
Income taxes payable	2,585	1,604
Net cash provided by operating activities	454,070	226,936
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(241,934)	(223,651)
Capital expenditures	(36,246)	(33,290)
Principal collections on financing receivables	—	219
Net proceeds from sales of investments and business	—	10,528
Net cash used in investing activities	(278,180)	(246,194)
Cash flows from financing activities:
Net borrowings on lines of credit	101,464	90,593
Proceeds from issuance of long-term debt	3,030,175	1,080,000
Principal payments of long-term debt	(2,852,175)	(872,679)
Payment of debt issuance costs	(4,934)	—
Repurchase of common stock	(71,748)	(179,724)
Proceeds from stock issued under share-based compensation plans	6,317	17,099
Common stock repurchased - share-based compensation plans	(11,579)	(15,705)
Tax benefit from share-based compensation plans	6,521	3,599
Purchase of subsidiary shares from noncontrolling interest	(7,550)	—
Distributions to noncontrolling interests	(8,158)	(15,485)
Dividends paid	(2,602)	(2,693)
Net cash provided by financing activities	185,731	105,005
Effect of exchange rate changes on cash	(23,903)	(23,150)
Increase in cash and cash equivalents	337,718	62,597
Cash and cash equivalents, beginning of the period	650,739	581,872
Cash and cash equivalents, end of the period	$988,457	$644,469

SCHEDULE 6
UNAUDITED RECONCILIATION OF FREE CASH FLOW TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

Three Months Ended
November 30, 2015
Net cash used in operating activities	$(59,322)
Changes in settlement processing assets and liabilities, net	194,230
Capital expenditures	(19,388)
Distributions to noncontrolling interests	—
Free Cash Flow(1)	$115,520

(1) Free Cash Flow is a non-GAAP measure. See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

SCHEDULE 7
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$722,350	$(204,048)	$—	$—	$518,302

Operating expenses:
Cost of service	270,565	(18,601)	(21,510)	(170)	230,284
Selling, general and administrative	328,620	(185,447)	(7,006)	(1,357)	134,810
	599,185	(204,048)	(28,516)	(1,527)	365,094

Operating income	123,165	—	28,516	1,527	153,208

Interest and other income	1,292	—	—	—	1,292
Interest and other expense	(14,126)	—	—	—	(14,126)
	(12,834)	—	—	—	(12,834)
Income before income taxes	110,331	—	28,516	1,527	140,374
(Provision for) benefit from income taxes	(27,253)		(9,243)	859	(35,637)
Net income	83,078	—	19,273	2,386	104,737
Less: Net income attributable to noncontrolling interests, net of income tax	(4,307)	—	(929)	—	(5,236)
Net income attributable to Global Payments	$78,771	$—	$18,344	$2,386	$99,501
Shares outstanding[4]	130,353				130,353
Diluted earnings per share[4]	$0.60	$—	$0.14	$0.02	$0.76

	Three Months Ended November 30, 2014
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$697,291	$(203,626)	$—	$—	$493,665

Operating expenses:
Cost of service	257,796	(20,409)	(18,263)	—	219,124
Selling, general and administrative	315,511	(183,217)	(5,079)	—	127,215
	573,307	(203,626)	(23,342)	—	346,339

Operating income	123,984	—	23,342	—	147,326

Interest and other income	1,282	—	—	—	1,282
Interest and other expense	(10,350)	—	—	—	(10,350)
	(9,068)	—	—	—	(9,068)
Income before income taxes	114,916		23,342	—	138,258
Provision for income taxes	(29,660)	—	(7,688)	—	(37,348)
Net income	85,256	—	15,654	—	100,910
Less: Net income attributable to noncontrolling interests, net of income tax	(10,475)	—	(1,173)	—	(11,648)
Net income attributable to Global Payments	$74,781	$—	$14,481	$—	$89,262
Shares outstanding[4]	135,474				135,474
Diluted earnings per share[4]	$0.55	$—	$0.11	$—	$0.66

1 Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company.

2 Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense and the related income tax benefits of each.
3 Represents charges related to employee termination benefits and the related income tax effects for the three months ended November 30, 2015, as well as, certain other adjustments to our income tax provision.

4 Shares outstanding and diluted earnings per share for prior periods reflect a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

SCHEDULE 8
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Six Months Ended November 30, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$1,471,146	$(415,891)	$—	$—	$1,055,255

Operating expenses:
Cost of service	543,231	(40,019)	(42,909)	1,899	462,202
Selling, general and administrative	666,978	(375,872)	(13,472)	(1,357)	276,277
	1,210,209	(415,891)	(56,381)	542	738,479
Operating income	260,937	—	56,381	(542)	316,776

Interest and other income	2,434	—	—	—	2,434
Interest and other expense	(27,369)	—	—	—	(27,369)
	(24,935)	—	—	—	(24,935)

Income before income taxes	236,002	—	56,381	(542)	291,841
(Provision for) benefit from income taxes	(59,876)		(18,211)	1,291	(76,796)
Net income	176,126	—	38,170	749	215,045
Less: Net income attributable to noncontrolling interests, net of income tax	(10,708)	—	(1,807)	—	(12,515)
Net income attributable to Global Payments	$165,418	$—	$36,363	$749	$202,530

Shares outstanding[4]	130,752				130,752
Diluted earnings per share[4]	$1.27	$—	$0.27	$0.01	$1.55

	Six Months Ended November 30, 2014
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$1,402,186	$(413,309)	$—	$—	$988,877

Operating expenses:
Cost of service	517,635	(41,361)	(36,117)	—	440,157
Selling, general and administrative	636,169	(371,948)	(9,145)	2,941	258,017
	1,153,804	(413,309)	(45,262)	2,941	698,174
Operating income	248,382	—	45,262	(2,941)	290,703

Interest and other income	2,474	—	—	—	2,474
Interest and other expense	(21,360)	—	—	—	(21,360)
	(18,886)	—	—	—	(18,886)

Income before income taxes	229,496	—	45,262	(2,941)	271,817
(Provision for) benefit from income taxes	(59,806)	—	(11,732)	588	(70,950)
Net income	169,690	—	33,530	(2,353)	200,867
Less: Net income attributable to noncontrolling interests, net of income tax	(19,543)	—	(2,408)	—	(21,951)
Net income attributable to Global Payments	$150,147	$—	$31,122	$(2,353)	$178,916

Shares outstanding[4]	136,358				136,358
Diluted earnings per share[4]	$1.10	$—	$0.23	$(0.02)	$1.31

1 Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company.

2 Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense and the related income tax benefits of each.

3 For the three months ended November 30, 2015, represents employee termination benefits and the related income tax effects, as well as certain other adjustments to our income tax provision. For the six months ended November 30, 2014, represents a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia and the related income tax effect.

4 Shares outstanding and diluted earnings per share for prior periods reflect a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

SCHEDULE 9
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS SEGMENT INFORMATION TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended November 30,
	2015					2014
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings

Revenues:
North America	$511,335	$(185,446)	$—	$—	$325,889	$488,776	$(183,217)	$—	$—	$305,559
Europe	158,016	(18,602)	—	—	139,414	159,974	(20,409)	—	—	139,565
Asia-Pacific	52,999	—	—	—	52,999	48,541	—	—	—	48,541
Total revenues	$722,350	$(204,048)	$—	$—	$518,302	$697,291	$(203,626)	$—	$—	$493,665

Operating income:
North America	$79,121	$—	$13,688	$225	$93,034	$74,246	$—	$11,173	$—	$85,419
Europe	62,012	—	6,006	170	68,188	64,563	—	5,832	—	70,395
Asia-Pacific	11,857	—	1,816	842	14,515	11,880	—	1,258	—	13,138
Corporate	(29,825)	—	7,006	290	(22,529)	(26,705)	—	5,079	—	(21,626)
Operating income	$123,165	$—	$28,516	$1,527	$153,208	$123,984	$—	$23,342	$—	$147,326

	Six Months Ended November 30,
	2015					2014
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings

Revenues:
North America	$1,042,192	$(375,872)	$—	$—	$666,320	$992,782	$(371,948)	$—	$—	$620,834
Europe	326,373	(40,018)	—	—	286,355	322,762	(41,361)	—	—	281,401
Asia-Pacific	102,581	—	—	—	102,581	86,642	—	—	—	86,642
Total revenues	$1,471,146	$(415,890)	$—	$—	$1,055,256	$1,402,186	$(413,309)	$—	$—	$988,877

Operating income:
North America	$162,635	$—	$27,141	$225	$190,001	$152,183	$—	$22,551	$—	$174,734
Europe	134,745	—	12,374	(1,900)	145,219	131,608	—	12,038	(2,941)	140,705
Asia-Pacific	24,089	—	3,394	842	28,325	18,437	—	1,528	—	19,965
Corporate	(60,532)	—	13,472	290	(46,770)	(53,846)	—	9,145	—	(44,701)
Operating income	$260,937	$—	$56,381	$(543)	$316,775	$248,382	$—	$45,262	$(2,941)	$290,703

1 Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company.

2 Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense.

3 For the three months ended November 30, 2015, represents employee termination benefits. For the six months ended November 30, 2014, represents a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia.

See "Non-GAAP Financial Measures" discussion on page 12 of this Exhibit.

NON-GAAP FINANICAL MEASURES

We supplement revenues, income, earnings per share information and cash flows determined in accordance with U.S. GAAP by providing income and related earnings per share on a “cash earnings” basis, Adjusted Net Revenue and Free Cash Flow in this document to assist with evaluating our performance. In addition to GAAP measures, management uses these non-GAAP measures to focus on the factors the company believes are pertinent to the daily management of our operations. Management believes Adjusted Net Revenue more closely reflects the economic benefits to the Company's core business and allows for better comparisons with industry peers. We believe Free Cash Flow is a useful measure of our ability to service debt, return capital to shareholders, invest in the business, and demonstrate value creation of our underlying operations. Management uses these non-GAAP metrics, together with other metrics, to set goals for and measure the performance of its business and to determine incentive compensation. Our Adjusted Net Revenue, income and earnings per share reported on a cash earnings basis and Free Cash Flow should be considered in addition to, and not as substitutes for, revenues, income, earnings per share and cash flows determined in accordance with GAAP. Our measures of Adjusted Net Revenue, income and earnings per share on a cash earnings basis and Free Cash Flow reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Adjusted Net Revenue excludes gross-up related payments associated with certain wholesale lines of business to reflect economic benefits to the Company. On a GAAP basis, these payments are presented gross in both revenues and operating expenses. We define Free Cash Flow as cash provided by operating activities, excluding the impact of changes in settlement assets and obligations, less capital expenditures and distributions to noncontrolling interests each of which is derived from our consolidated statement of cash flows.

Income and the related earnings per share on a cash earnings basis exclude acquisition-related amortization expense, share-based compensation and certain other items specific to each reporting period as more fully described in the accompanying reconciliations in Schedule 7, Schedule 8 and Schedule 9. The tax rate used in determining the net income impact of cash earnings adjustments is either the jurisdictional statutory rate in effect at the time of the adjustment or the jurisdictional expected annual effective tax rate for the period, depending on the nature and timing of the adjustment.